UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 15, 2007

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2007, the Board of Directors of Blue Coat Systems Inc. (the “Company”) adopted Amended and Restated Bylaws of the Company (the “New Bylaws”), effective immediately upon adoption. The New Bylaws implement changes to matters of administration and process, correct inaccuracies, implement changes to conform to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) and implement changes to conform to amendments to the Delaware General Corporation Law (“DGCL”). The principal changes effected by the New Bylaws include:

(a)	The addition of provisions respecting the use of electronic communication in connection with various corporate activities as permitted by the DGCL;

(b)	The correction of the location of the Company’s registered office;

(c)	Corrections necessary to conform to the DGCL, given that the Charter does not provide for a classified Board of Directors;

(d)	The addition of further provisions detailing the conduct of meetings of the Company’s stockholders;

(e)	Revisions to provisions respecting the manner in which the Board of Directors may act, such as the giving notice of meetings and clarifying the ability to act by unanimous written consent;

(f)	Corrections reflecting the fact that the Company’s officers are appointed by the Board of Directors for indefinite terms and are not annually elected;

(g)	The addition of a provision permitting the use of uncertificated shares;

(h)	Clarifying that those provisions respecting indemnification of officers and directors may only be amended in a manner that adversely impacts an indemnitee on a prospective basis, and that the provisions respecting indemnification may be extended to other corporate agents to the extent authorized by the Board of Directors;

(i)	Clarifying that a resignation of an officer or director may be effective upon the happening of certain events; and

(j)	Correction of the provision regarding stockholder adoption, amendment or repeal of the Company’s bylaws (that was inconsistent with the Charter and therefore ineffective) to require that such approval must be by the affirmative vote of the holders of at least sixty-six and two-third percent (66 2/3%) of the voting power of the Company’s stock, as set forth in the Charter.

The foregoing description of the New Bylaws is qualified in its entirety by the copy of the Amended and Restated Bylaws that is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Amended and Restated Bylaws of Blue Coat Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: November 19, 2007	By:	/s/ Betsy E. Bayha
Betsy E. Bayha
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Amended and Restated Bylaws of Blue Coat Systems, Inc.